     As filed with the Securities and Exchange Commission on April 9, 1999

                                                      Registration No. 333-38475

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-8
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                                CROWN GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Texas                                        63-0851141
-------------------------------                   ----------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                    Identification Number)


                         4040 North MacArthur Boulevard
                                    Suite 100
                            Irving, Texas 75038-6424
                    ----------------------------------------
                    (Address of principal executive offices)

                             1997 STOCK OPTION PLAN
                            ------------------------
                            (Full Title of the Plan)

                               EDWARD R. MCMURPHY
                      President and Chief Executive Officer
                         4040 North MacArthur Boulevard
                                    Suite 100
                            Irving, Texas 75038-6424
                                 (972) 717-3423
 -------------------------------------------------------------------------------
 (Name, address and telephone number, including area code, of agent for service)

                ------------------------------------------------


                              Copies Requested to:

                          Terry Ferraro Schwartz, Esq.
                            Smith, Gambrell & Russell
                            Suite 3100, Promenade II
                           1230 Peachtree Street, N.E.
                             Atlanta, Georgia 30309
                                 (404) 815-3500

                ------------------------------------------------

     This post-effective amendment to Registration Statement on Form S-8, No. 333-38475, relating to the Crown Group, Inc. ("Company") 1997 Stock Option Plan, is being filed to update Item 3, "Incorporation of Documents by Reference," to update the description of the Company's Common Stock.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference.

          The documents listed below are hereby incorporated by reference into this Registration Statement, and all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents:

         (a) the Company's Annual Report on Form 10-K for the year ended April 30, 1998;

         (b) the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1998;

         (c) the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1998;

         (d) the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1999; and

         (e) the description of the Company's Common Stock contained in the Company's Registration Statement on Form 10, as filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Exchange Act of 1934, on December 23, 1986, as amended by a Current Report on Form 8-K dated February 3, 1999, as filed with the Commission on February 3, 1999.

Item 8.   Exhibits.

     23.1      Consent of Independent Accountants.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement amendment no. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on this 31st day of March, 1999.

                                CROWN GROUP, INC.


                                By:  /s/ Edward R. McMurphy
                                     -------------------------------------------
                                     Edward R. McMurphy
                                     President and Chief Executive Officer
                                     (principal executive officer)

                                By:  /s/ Mark D. Slusser
                                     -------------------------------------------
                                     Mark D. Slusser
                                     Vice President of Finance, Chief Financial
                                     Officer, Secretary and Treasurer
                                     (principal financial and accounting
                                     officer)

                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this registration statement amendment no. 1 has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                                               Title                                 Date
      ---------                                               -----                                 ----
/s/ Edward R. McMurphy                                 President, Chief                        March 31, 1999
-----------------------------------------              Executive Officer
Edward R. McMurphy                                     and Director

/s/ Tilman J. Falgout, III                             Executive Vice President                March 31, 1999
-----------------------------------------              and General Counsel;
Tilman J. Falgout, III                                 Director


-----------------------------------------              Director
John David Simmons

/s/ David J. Douglas                                   Director                                March 31, 1999
-----------------------------------------
David J. Douglas

/s/ Gerald L. Adams                                    Director                                March 31, 1999
-----------------------------------------
Gerald L. Adams

/s/ Gerard M. Jacobs                                   Director                                March 31, 1999
-----------------------------------------
Gerard M. Jacobs

-----------------------------------------              Director
Robert J. Kehl

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
   23.1                       Consent of Independent Accountants.